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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): June 22, 1996



                                 SANIFILL, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      1-10490              76-0279492

(State or other jurisdiction of       (Commission         (I.R.S. Employer
       incorporation)                 File Number)        Identification No.)


                         2777 Allen Parkway, Suite 700
                           Houston, Texas  77019-2155
             (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (713) 942-6200
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ITEM 5.   OTHER EVENTS

          On June 24, 1996, Sanifill, Inc. ("Sanifill") issued a press release announcing that it had entered into a definitive agreement (the "Agreement") for the merger of a special purpose subsidiary of USA Waste Services, Inc. with and into Sanifill, which, subject to stockholder approval and other conditions, will result in Sanifill's becoming a wholly owned subsidiary of USA Waste Services, Inc. In the proposed merger, Sanifill stockholders will receive 1.7 shares of USA Waste common stock for each Sanifill common share. In connection with the proposed merger, Sanifill and Chemical Bank entered into an amendment (the "First Amendment") to the Company's 1991 Rights Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the Agreement is attached hereto as Exhibit 99.2 and incorporated herein by reference. A copy of the First Amendment is attached hereto as
Exhibit 99.3 and incorporated herein by reference.

          Disclosure Regarding Forward Looking Statements. This Current Report on Form 8-K and the documents incorporated by reference herein (collectively, the "Report") contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this Report are forward-looking statements, including without limitation: (a) the statement in the joint press release of Sanifill and USA Waste Services, Inc. dated June 24, 1996 (the "Press Release") regarding the anticipated closing date of the merger; (b) statements regarding the management and governance of the combined company; (c) the statement in the Press Release regarding the growth that will result from the ongoing acquisition programs of both Sanifill and USA Waste; (d) the statements by John E. Drury in the Press Release regarding the significant benefits provided by the merger to stockholders of Sanifill and USA Waste; (e) the statements by Mr. Drury in the Press Release regarding the continuation of strong earnings growth of the combined company, the expectation of accretion to the earnings per share of USA Waste as a result of annual cost savings and operational synergies, the operational and financial strength of the combined entity, and the enhancement of USA Waste's capacity to benefit from growth opportunities in the industry; and (f) the statement by Lorne D. Bain in the Press Release regarding the synergies of the merger. Although Sanifill believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from Sanifill's expectations ("Cautionary Statements") include: (i) the timing and receipt of necessary approvals and other closing conditions for the merger; (ii) the ability of the combined entity to achieve administrative cost savings, rationalization of collection routes, insurance and bonding, cost reductions, lower interest expense and general economies of scale and generally to capitalize on the combined asset base and strategic position of the combined entity; and (iii) the actual results of the combined company which may be influenced by, among other things, the level and nature of competition from other waste companies, the current regulatory environment and the costs associated with such regulation, the availability of attractive acquisition opportunities, successful integration of acquired businesses, availability of working capital, ability to maintain margins and the management of costs in a changing regulatory environment. All related or subsequent written and oral forward-looking statements attributable to Sanifill or persons acting on its behalf are expressly qualified in their entirety by the Cautionary Statements.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          The following exhibits are filed herewith:

   99.1   --  Joint press release of Sanifill, Inc. and USA Waste Services,
              Inc. dated June 24, 1996.

   99.2   --  Agreement and Plan of Merger dated June 22, 1996 among Sanifill,
              Inc., Quatro Acquisition Corp. and USA Waste Services, Inc.

   99.3   --  Amendment to Rights Agreement dated June 22, 1996 between
              Sanifill, Inc. and Chemical Bank, as successor rights agent to First City - Houston, N.A.

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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SANIFILL, INC.



                                        By:   /s/ H. Steven Walton
                                             ----------------------
                                              H. Steven Walton
                                              Vice President and General Counsel


Date: June 25, 1996

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